AQR FUNDS

Supplement dated August 31, 2015 (“Supplement”)

to the Class R6 Shares and Class Y Shares Prospectus, dated April 1, 2015 (“Prospectus”),

of the AQR Global Equity Fund and AQR International Equity Fund (the “Funds”)

This Supplement updates certain information contained in the Prospectus. Please review this important information carefully. You may obtain copies of the Funds’ Prospectus and Statement of Additional Information free of charge, upon request, by calling (866) 290-2688, or by writing to AQR Funds, P.O. Box 2248, Denver, CO 80201-2248.

Effective August 31, 2015, directly following the section entitled “How to Buy Class R6 Shares and Class Y Shares” beginning on page 151 of the Prospectus, the following section is hereby added:

Closed Fund Policy

Class Y Shares of the AQR Global Equity Fund and AQR International Equity Fund

Effective at the close of business of September 30, 2015 (“Closing Date”), Class Y Shares for each of the AQR Global Equity Fund and AQR International Equity Fund (each a “Closed Fund Class”) will be closed to new investors, subject to certain exceptions. Existing shareholders of a Closed Fund Class as of the Closing Date will be permitted to make additional investments in that Closed Fund Class and reinvest dividends and capital gains after the Closing Date in any account that held shares of a Closed Fund Class as of the Closing Date.

Notwithstanding the closing of each Closed Fund Class, you may open a new account in a Closed Fund Class (including through an exchange from another series of the Trust) and thereafter reinvest dividends and capital gains in the Closed Fund Class if you meet the Closed Fund Class’ eligibility requirements and are:

●

A current shareholder of the applicable Closed Fund Class as of the Closing Date—either (a) in your own name or jointly with another or as trustee for another, or (b) as beneficial owner of shares held in another name opening a (i) new individual account or IRA account in your own name, (ii) trust account, (iii) joint account with another party or (iv) account on behalf of an immediate family member;

●

A qualified defined contribution retirement plan that offers the applicable Closed Fund Class as an investment option as of the Closing Date purchasing shares on behalf of new and existing participants;

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An investor opening a new account at a financial institution and/or financial intermediary firm that (i) has clients currently invested in the applicable Closed Fund Class and (ii) has been pre-approved by the Adviser to purchase the applicable Closed Fund Class on behalf of certain of its clients. Investors should contact the firm through which they invest to determine whether new accounts are permitted; or

●

A participant in a tax-exempt retirement plan of the Adviser and its affiliates and rollover accounts from those plans, as well as employees of the Adviser and its affiliates, trustees and officers of the Trust and members of their immediate families.

Except as otherwise noted, once an account is closed, additional investments or exchanges from other series of the Trust will not be accepted unless you are one of the investors listed above. Investors may be required to demonstrate eligibility to purchase shares of a Closed Fund Class before an investment is accepted.

Each Fund, on behalf of its Closed Fund Class, reserves the right to (i) make additional exceptions that, in its judgment, do not adversely affect the Adviser’s ability to manage the Fund, (ii) reject any investment, including those pursuant to exceptions detailed above, that it believes will adversely affect the Adviser’s ability to manage the Fund, and (iii) close and re-open a Closed Fund Class to new or existing shareholders at any time.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE

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